UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03081

BNY Mellon Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/19

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Appreciation Fund, Inc.

SEMIANNUAL REPORT June 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Appreciation Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Appreciation Fund, Inc. (formerly, Dreyfus Appreciation Fund, Inc.), covering the six-month period from January 1, 2019 through June 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equity markets experienced a rally during the first several months of 2019, which was a welcome reprieve after the volatility observed in the fourth quarter of 2018. The recovery was stoked by comments made by the U.S. Federal Reserve (the “Fed”), indicating its willingness to slow the pace of interest-rate increases. Supportive central bank policy, a robust labor market, strong corporate fundamentals, and optimism regarding a possible resolution of the U.S.-China trade dispute buoyed the markets for much of the reporting period. However, in May, escalating trade tensions once again disrupted equity market progress, causing stock prices to pull back. The dip was short-lived, as markets rose once again in June. To end the period, the S&P 500 Index posted its best return for the first half of the year since 1997.

Fixed-income markets also benefited during the six months. Supportive policies from the Fed, as well as other global central banks, coupled with falling rates throughout the first half of the year, led to strong bond market returns. During its May meeting, the Fed reiterated its patient stance regarding future rate hikes and its willingness to take action to support economic growth rates.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through June 30, 2019, as provided by portfolio managers Fayez Sarofim, Catherine Crain, Gentry Lee, Christopher Sarofim and Charles Sheedy of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2019, BNY Mellon Appreciation Fund, Inc.’s (formerly, Dreyfus Appreciation Fund, Inc.) Investor shares produced a total return of 20.67%, its Class I shares returned 20.82%, and its Class Y shares returned 20.86%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 18.53% for the same period.2

U.S. stocks posted strong gains during the reporting period amid sustained economic growth, shifting Federal Reserve (the “Fed”) policy, and intensifying trade tensions. The fund outperformed its benchmark, largely due to stock selection in several sectors, including communication services, consumer staples, information technology, and consumer discretionary.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund focuses on “blue-chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund’s portfolio managers identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and can help limit the distribution of capital gains generated due to portfolio turnover.3

Stocks Surge on Easing Monetary Policy

The Index posted its strongest first-half performance in more than two decades as the prospect of easier monetary policy outweighed concerns about tariffs and slowing global growth. After soaring to fresh highs through the end of April 2019, the Index pulled back sharply in May 2019 as trade fears ramped up and nervousness about the economic outlook increased, only to rebound again in June 2019 on expectations of interest-rate cuts from the Fed. Renewed hopes of a truce between the U.S. and China in late June 2019 also helped to lift sentiment. All 11 sectors of the Index advanced, led by more than 20% gains for information technology, consumer discretionary, industrials and real estate, while the smallest gains were recorded by health care and energy.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Stock Selection Drove Fund Performance

The fund outperformed the Index in the first half of the reporting period, primarily due to advantageous stock selection across several sectors. The fund’s focused presence in the communication services sector, with its emphasis on issues such as Facebook and The Walt Disney and the avoidance of telecommunication services stocks, was a significant contributor to relative results. Favorable stock selection in the consumer staples sector offset the negative effect resulting from the fund’s overweight to the sector. Stock selection in the information technology, materials and consumer discretionary sectors also added value. Positions in ASML Holding, Air Products & Chemicals, and LVMH Moët Hennessy Louis Vuitton generated returns of more than 30% for the reporting period. The largest positive contributors to the fund’s six-month return included Facebook, Microsoft, Apple, Visa, and The Estée Lauder.

On the other hand, relatively weak stock selection in the financials sector undercut results compared to the Index. Limited exposure to the strong industrials sector was also an impediment, but the impact was neutralized by favorable stock focus. The largest detractors from returns were AbbVie, State Street, Fox, Infineon Technologies, and UnitedHealth Group.

Economic Growth and Central Bank Policy Are Supportive

In our opinion, a slowing but still growing global economy and supportive central bank policy are providing a favorable fundamental backdrop for equities, but downside risks to the outlook have increased. As the economic cycle unfolds and risks continue to rise, we believe that investors are increasingly likely to prefer higher-quality companies that can both sustain growth and provide a degree of protection against greater market volatility. The fund’s investment approach focuses on such companies.

Our strategy targets global industry leaders with solid balance sheets and strong pricing power that have the potential to deliver revenue and earnings growth across business cycles. Furthermore, we aim to invest with seasoned management teams who have strong records of returning cash to shareholders and are well-equipped to potentially extend those records in difficult and volatile times.

July 15, 2019

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3  Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), funds can be expected to be less tax-efficient than during periods of more stable market conditions and asset flows.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Appreciation Fund, Inc. from January 1, 2019 to June 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2019
	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$4.92	$3.61	$3.23
Ending value (after expenses)	$1,206.70	$1,208.20	$1,208.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2019
	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$4.51	$3.31	$2.96
Ending value (after expenses)	$1,020.33	$1,021.52	$1,021.87

† Expenses are equal to the fund’s annualized expense ratio of .90% for Investor shares, .66% for Class I and .59% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.9%
Banks - 2.9%
JPMorgan Chase & Co.	435,290		48,665,422
Capital Goods - 1.7%
United Technologies	210,090		27,353,718
Commercial & Professional Services - 1.0%
Verisk Analytics	116,000		16,989,360
Consumer Durables & Apparel - 3.6%
Hermes International	12,000		8,654,868
LVMH Moet Hennessy Louis Vuitton	73,050		31,096,760
NIKE, Cl. B	230,625		19,360,969
			59,112,597
Consumer Services - 1.9%
McDonald's	150,705		31,295,400
Diversified Financials - 9.6%
American Express	244,275		30,153,306
Berkshire Hathaway, Cl. A	118	[a]	37,565,300
BlackRock	81,655		38,320,691
Intercontinental Exchange	203,820		17,516,291
S&P Global	147,795		33,666,223
			157,221,811
Energy - 5.6%
Chevron	307,545		38,270,900
ConocoPhillips	260,735		15,904,835
Exxon Mobil	497,948		38,157,755
			92,333,490
Food, Beverage & Tobacco - 11.5%
Altria Group	563,095		26,662,548
Anheuser-Busch InBev, ADR	162,050		14,343,046
Constellation Brands, Cl. A	43,150		8,497,961
Nestle, ADR	282,490		29,209,466
PepsiCo	213,225		27,960,194
Philip Morris International	524,500		41,188,985
The Coca-Cola	806,725		41,078,437
			188,940,637
Health Care Equipment & Services - 4.9%
Abbott Laboratories	384,075		32,300,708
Intuitive Surgical	38,500	[a]	20,195,175
UnitedHealth Group	112,700		27,499,927
			79,995,810
Household & Personal Products - 3.1%
The Estee Lauder, Cl. A	278,595		51,013,530

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Insurance - 2.4%
Chubb	267,310		39,372,090
Materials - 3.4%
Air Products & Chemicals	119,140		26,969,722
Linde	66,720		13,397,376
The Sherwin-Williams	33,500		15,352,715
			55,719,813
Media & Entertainment - 14.3%
Alphabet, Cl. C	57,832	[a]	62,511,187
Comcast, Cl. A	1,036,090		43,805,885
Facebook, Cl. A	460,730	[a]	88,920,890
Fox, Cl. A	160,227		5,870,717
The Walt Disney	239,670		33,467,519
			234,576,198
Pharmaceuticals Biotechnology & Life Sciences - 5.3%
AbbVie	320,485		23,305,669
Johnson & Johnson	113,315		15,782,513
Novo Nordisk, ADR	495,955		25,313,543
Roche Holding, ADR	640,375	[b]	22,477,163
			86,878,888
Retailing - 2.8%
Amazon.com	24,060	[a]	45,560,738
Semiconductors & Semiconductor Equipment - 5.1%
ASML Holding	126,510		26,305,224
Infineon Technologies, ADR	329,080		5,788,517
Texas Instruments	448,205		51,436,006
			83,529,747
Software & Services - 12.2%
Automatic Data Processing	63,490		10,496,802
Mastercard, Cl. A	23,000		6,084,190
Microsoft	851,815		114,109,137
Visa, Cl. A	399,395	[b]	69,315,002
			200,005,131
Technology Hardware & Equipment - 5.1%
Apple	420,900		83,304,528
Transportation - 2.5%
Canadian Pacific Railway	125,665		29,561,435
Union Pacific	73,100		12,361,941
			41,923,376
Total Common Stocks (cost $619,044,626)			1,623,792,284

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $18,556,484)	2.29	18,556,484	[c]	18,556,484
Total Investments (cost $637,601,110)		100.0%		1,642,348,768
Cash and Receivables (Net)		.0%		138,831
Net Assets		100.0%		1,642,487,599

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2019, the value of the fund’s securities on loan was $44,650,004 and the value of the collateral held by the fund was $45,222,234, consisting of U.S. Government & Agency securities.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	22.3
Financials	14.9
Consumer Staples	14.6
Communication Services	14.3
Health Care	10.2
Consumer Discretionary	8.3
Energy	5.6
Industrials	5.3
Materials	3.4
Investment Companies	1.1
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/18($)	Purchases($)	Sales ($)	Value 6/30/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund	11,674,701	82,689,985	75,808,202	18,556,484	1.1	200,148
Investment of Cash Collateral for Securities Loaned;†
Dreyfus Institutional Preferred Government Plus Money Market Fund	8,495,274	127,836,877	136,332,151	-	-	-
Total	20,169,975	210,526,862	212,140,353	18,556,484	1.1	200,148

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS June 30, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
Morgan Stanley
United States Dollar	154,353	Euro	135,973	7/1/19	(301)
Gross Unrealized Depreciation					(301)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $44,650,004)—Note 1(c):
Unaffiliated issuers	619,044,626	1,623,792,284
Affiliated issuers	18,556,484	18,556,484
Dividends, interest and securities lending income receivable		3,235,199
Receivable for shares of Common Stock subscribed		516,297
Receivable for investment securities sold		154,587
Prepaid expenses		63,887
		1,646,318,738
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		831,077
Due to Fayez Sarofim & Co.		290,137
Cash overdraft due to Custodian		369,473
Payable for shares of Common Stock redeemed		2,157,463
Directors fees and expenses payable		13,698
Unrealized depreciation on foreign currency transactions		2,255
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		301
Accrued expenses		166,735
		3,831,139
Net Assets ($)		1,642,487,599
Composition of Net Assets ($):
Paid-in capital		569,273,323
Total distributable earnings (loss)		1,073,214,276
Net Assets ($)		1,642,487,599

Net Asset Value Per Share	Investor Shares	Class I	Class Y
Net Assets ($)	1,450,307,277	128,731,067	63,449,255
Shares Outstanding	45,001,911	4,019,100	1,976,486
Net Asset Value Per Share ($)	32.23	32.03	32.10

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $571,324 foreign taxes withheld at source):
Unaffiliated issuers	15,813,002
Affiliated issuers	200,148
Income from securities lending—Note 1(c)	35,984
Total Income	16,049,134
Expenses:
Investment advisory fee—Note 3(a)	2,623,734
Shareholder servicing costs—Note 3(b)	2,251,373
Sub-investment advisory fee—Note 3(a)	1,716,277
Directors’ fees and expenses—Note 3(c)	54,527
Professional fees	49,090
Custodian fees—Note 3(b)	36,573
Registration fees	34,418
Prospectus and shareholders’ reports	23,121
Loan commitment fees—Note 2	16,416
Miscellaneous	20,409
Total Expenses	6,825,938
Investment Income—Net	9,223,196
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	68,128,508
Net realized gain (loss) on forward foreign currency exchange contracts	(3,066)
Net Realized Gain (Loss)	68,125,442
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	217,217,195
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(301)
Net Unrealized Appreciation (Depreciation)	217,216,894
Net Realized and Unrealized Gain (Loss) on Investments	285,342,336
Net Increase in Net Assets Resulting from Operations	294,565,532

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations ($):
Investment income—net	9,223,196	21,553,082
Net realized gain (loss) on investments	68,125,442	309,450,843
Net unrealized appreciation (depreciation) on investments	217,216,894	(425,372,970)
Net Increase (Decrease) in Net Assets Resulting from Operations	294,565,532	(94,369,045)
Distributions ($):
Distributions to shareholders:
Investor Shares	(51,967,049)	(242,870,867)
Class I	(4,997,417)	(24,776,059)
Class Y	(2,352,204)	(13,070,756)
Total Distributions	(59,316,670)	(280,717,682)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	15,007,639	47,044,471
Class I	13,846,744	29,503,238
Class Y	2,069,262	44,684,806
Distributions reinvested:
Investor Shares	49,371,904	229,981,366
Class I	3,334,195	16,325,906
Class Y	2,349,514	13,057,841
Cost of shares redeemed:
Investor Shares	(105,074,853)	(299,363,310)
Class I	(26,018,748)	(66,972,168)
Class Y	(4,716,126)	(178,153,594)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(49,830,469)	(163,891,444)
Total Increase (Decrease) in Net Assets	185,418,393	(538,978,171)
Net Assets ($):
Beginning of Period	1,457,069,206	1,996,047,377
End of Period	1,642,487,599	1,457,069,206

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	488,770	1,371,379
Shares issued for distributions reinvested	1,609,595	8,122,876
Shares redeemed	(3,416,625)	(8,500,528)
Net Increase (Decrease) in Shares Outstanding	(1,318,260)	993,727
Class Ia
Shares sold	467,590	867,581
Shares issued for distributions reinvested	109,317	580,057
Shares redeemed	(850,487)	(1,960,479)
Net Increase (Decrease) in Shares Outstanding	(273,580)	(512,841)
Class Ya
Shares sold	68,140	1,274,124
Shares issued for distributions reinvested	76,827	441,500
Shares redeemed	(153,238)	(4,982,768)
Net Increase (Decrease) in Shares Outstanding	(8,271)	(3,267,144)

[a]During the period ended June 30, 2019, 261 Investor shares representing $8,309 were exchanged for 262 Class I shares and during the period ended December 31, 2018, 4,050 Investor shares representing $146,853 were exchanged for 4,068 Class I shares and 33,713 Investor shares representing $1,150,608 were exchanged for 33,812 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Investor Shares	June 30 ,2019	Year Ended December 31,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	27.72	36.07	33.43	39.96	53.91	52.43
Investment Operations:
Investment income—net[a]	.17	.40	.42	.56	.80	.90
Net realized and unrealized gain (loss) on investments	5.50	(2.74)	8.06	2.18	(2.00)	3.43
Total from Investment Operations	5.67	(2.34)	8.48	2.74	(1.20)	4.33
Distributions:
Dividends from investment income—net	(.21)	(.41)	(.43)	(.57)	(.88)	(.90)
Dividends from net realized gain on investments	(.95)	(5.60)	(5.41)	(8.70)	(11.87)	(1.95)
Total Distributions	(1.16)	(6.01)	(5.84)	(9.27)	(12.75)	(2.85)
Net asset value, end of period	32.23	27.72	36.07	33.43	39.96	53.91
Total Return (%)	20.67[b]	(6.38)	26.65	7.23	(2.51)	8.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[c]	.90	.91	.94	.92	.93
Ratio of net expenses to average net assets	.90[c]	.90	.91	.94	.92	.93
Ratio of net investment income to average net assets	1.14[c]	1.14	1.18	1.48	1.55	1.66
Portfolio Turnover Rate	2.79[b]	5.12	3.52	6.43	5.69	6.60
Net Assets, end of period ($ x 1,000)	1,450,307	1,283,979	1,634,721	1,816,298	2,579,331	5,545,714

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
Class I Shares	June 30 ,2019	Year Ended December 31,
	(Unaudited)	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	27.55	35.89	33.39	38.54
Investment Operations:
Investment income—net[b]	.21	.49	.52	.18
Net realized and unrealized gain (loss) on investments	5.46	(2.73)	8.02	.30
Total from Investment Operations	5.67	(2.24)	8.54	.48
Distributions:
Dividends from investment income—net	(.24)	(.50)	(.63)	(.30)
Dividends from net realized gain on investments	(.95)	(5.60)	(5.41)	(5.33)
Total Distributions	(1.19)	(6.10)	(6.04)	(5.63)
Net asset value, end of period	32.03	27.55	35.89	33.39
Total Return (%)	20.82[c]	(6.16)	26.91	1.23[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66[d]	.66	.74	.67[d]
Ratio of net expenses to average net assets	.66[d]	.66	.73	.67[d]
Ratio of net investment income to average net assets	1.38[d]	1.38	1.47	1.91[d]
Portfolio Turnover Rate	2.79[c]	5.12	3.52	6.43
Net Assets, end of period ($ x 1,000)	128,731	118,283	172,475	25,547

a From August 31, 2016 (commencement of initial offering) to December 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
Class Y Shares	June 30 ,2019	Year Ended December 31,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	27.61	35.96	33.43	39.96	53.92	52.43
Investment Operations:
Investment income—net[a]	.22	.53	.52	.66	.97	1.06
Net realized and unrealized gain (loss) on investments	5.47	(2.75)	8.07	2.21	(2.01)	3.47
Total from Investment Operations	5.69	(2.22)	8.59	2.87	(1.04)	4.53
Distributions:
Dividends from investment income—net	(.25)	(.53)	(.65)	(.70)	(1.05)	(1.09)
Dividends from net realized gain on investments	(.95)	(5.60)	(5.41)	(8.70)	(11.87)	(1.95)
Total Distributions	(1.20)	(6.13)	(6.06)	(9.40)	(12.92)	(3.04)
Net asset value, end of period	32.10	27.61	35.96	33.43	39.96	53.92
Total Return (%)	20.86[b]	(6.10)	27.03	7.63	(2.22)	8.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59[c]	.59	.62	.65	.57	.59
Ratio of net expenses to average net assets	.59[c]	.59	.61	.65	.57	.59
Ratio of net investment income to average net assets	1.45[c]	1.50	1.45	1.95	1.89	1.75
Portfolio Turnover Rate	2.79[b]	5.12	3.52	6.43	5.69	6.60
Net Assets, end of period ($ x 1,000)	63,449	54,808	188,851	59,875	8,703	10,651

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”) serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Appreciation Fund, Inc. to BNY Mellon Appreciation Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Investor (300 million shares authorized), Class I (100 million shares authorized) and Class Y (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I and Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2019 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	1,584,040,656	39,751,628††	-	1,623,792,284
Investment Companies	18,556,484	-	-	18,556,484
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(301)	-	(301)

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair value procedures.

††† Amount shown represents unrealized (depreciation) at period end.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2019, The Bank of New York Mellon earned $8,503 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2018 was as follows: ordinary income $22,694,041 and long-term capital gains $258,023,641. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .3325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with the Sub-Adviser, the fund pays the Sub-Adviser a

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2019, the fund was charged $1,737,215 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2019, the fund was charged $145,401 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2019, the fund was charged $36,573 pursuant to the custody agreement.

During the period ended June 30, 2019, the fund was charged $4,090 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $443,541, Shareholder Services Plan fees $294,326, custodian fees $13,348, Chief Compliance Officer fees $2,347 and transfer agency fees $77,515.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended June 30, 2019, amounted to $43,585,157 and $133,897,269, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at June 30, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At June 30, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(301)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(301)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(301)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of June 30, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Morgan Stanley	(301)		-	-	(301)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2019:

Average Market Value ($)
Forward contracts	41,128

At June 30, 2019, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,004,747,357, consisting of $1,011,778,190 gross unrealized appreciation and $7,030,833 gross unrealized depreciation.

At June 30, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

NOTES

For More Information

BNY Mellon Appreciation Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: DGAGX Class I: DGIGX Class Y: DGYGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0141SA0619

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Appreciation Fund, Inc.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      August 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      August 26, 2019

By:         /s/ James Windels

               James Windels

               Treasurer (Principal Financial Officer)

Date:      August 26, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)